Basis of preparation of the consolidated financial statements	12 Months Ended
Dec. 31, 2022
Basis Of Preparation Of Consolidated Financial Statements
Basis of preparation of the consolidated financial statements

3	Basis of preparation of the consolidated financial statements

These consolidated financial statements have been prepared in accordance with IFRS and interpretations issued by the IFRS Interpretations Committee applicable to companies reporting under IFRS, as issued by the International Accounting Standards Board (“IASB”).

The consolidated financial statements have been prepared under the historical cost convention, except for certain financial assets and financial liabilities (including other financial instruments) measured at fair value at the end of each reporting period.

The consolidated financial statements of the Company for the year ended December 31, 2022, were approved for issue in accordance with a resolution of the Board of Directors on February 15, 2023.